UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2011


                                AVRO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                     333-141686                 20-8387017
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)

                              213 E. Arkansas Ave.
                                Vivian, Louisiana
                                   71082, USA
                    (Address of principal executive offices)

                             Telephone: 318-734-4737
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On May 17, 2011, the Company entered into a Farmout and Acquisition Agreement with First Pacific Oil and Gas Ltd., a Frankfurt listed resource company ("First Pacific"), whereby First Pacific has the right to earn a 50% working interest, subject to royalties and operating costs, in twelve of Avro Energy's hydrocarbon wells in South Arkansas.

Under the terms of the Agreement, First Pacific Oil will commit to a funding schedule as follows:

     1. First Pacific must pay Avro Energy $50,000 on or before 21 days from the date of the Agreement;

     2. An additional $200,000 on or before 45 days from the signing of the agreement;

     3. A final payment of $800,000 on before 6 months from the date of the agreement.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On May 17, 2011, the Company issued 2,000,000 restricted shares to Crown Equity Holdings Inc. for 6 months of public relation services commencing June 1, 2011.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTIONS.

Not applicable.

(D) EXHIBITS

Ex. 10 FARMOUT AGREEMENT SIGNED MAY 17, 2011

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AVRO ENERGY INC.


Date: May 19, 2011                         /s/ Donny Fitzgerald
                                           -------------------------------------
                                           DONNY FITZGERALD

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